EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To HUBCO, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 13, 1998 included in HUBCO's Annual Report on Form 10-K/A and to all references to our Firm included in this Registration Statement.


                                                    ARTHUR ANDERSEN LLP

Roseland, New Jersey
August 14, 1998